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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report: April 22, 1998


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


             MICHIGAN               0-12216             38-1986608
          (State or other         (Commission          (IRS Employer
          jurisdiction of         File Number)       Identification no.)
          incorporation)

        111 LYON STREET, N.W.
        GRAND RAPIDS, MICHIGAN                          49503
(Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000






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Item 5.   OTHER EVENTS.

          On April 21, 1998, Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Evergreen Corporation, a Delaware corporation ("First Evergreen"), pursuant to which First Evergreen will merge with and into Old Kent (the "Merger"). As a result of the Merger, each outstanding share of First Evergreen's common stock, par value $25 per share ("First Evergreen Common Stock"), will be converted into the right to receive 30.5059 shares of common stock of Old Kent, par value $1 per share ("Old Kent Common Stock"). The Merger is conditioned upon, among other things, approval by holders of a majority of First Evergreen Common Stock and the receipt of certain regulatory and governmental approvals. It is intended that the Merger will be treated as a pooling-of-interests for accounting and financial reporting purposes. The Merger Agreement is attached as Exhibit 2.1 and its terms are incorporated herein by reference.

          Concurrently with their execution and delivery of the Merger Agreement, Old Kent and First Evergreen entered into a stock option agreement (the "Stock Option Agreement") pursuant to which First Evergreen granted Old Kent the right, upon the terms and subject to the conditions set forth in the Stock Option Agreement, to purchase up to 80,012 shares (or 19.99%) of First Evergreen Common Stock at a price of $1,067 per share, subject to certain adjustments. The Stock Option Agreement is attached as
Exhibit 99.2 and its terms are incorporated herein by reference.

          A copy of a Press Release, dated April 22, 1998, issued by Old Kent and First Evergreen relating to the Merger is attached as Exhibit 99.3 and is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          2.1 Agreement and Plan of Merger, dated as of April 21, 1998, by and between Old Kent Financial Corporation and First Evergreen Corporation.

          2.2 Stock Option Agreement, dated as of April 21, 1998, by and between Old Kent Financial Corporation and First Evergreen Corporation.

          99.1   Old Kent Press Release dated April 22, 1998.





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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 23, 1998              OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/ ALBERT T. POTAS
                                       Albert T. Potas
                                       Senior Vice President
                                         and Controller


































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                               EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT

     2.1 Agreement and Plan of Merger, dated as of April 21, 1998, by and between Old Kent Financial Corporation and First Evergreen Corporation.

     2.2 Stock Option Agreement, dated as of April 21, 1998, by and between Old Kent Financial Corporation and First Evergreen Corporation.

     99.1      Old Kent Press Release dated April 22, 1998.